Fees Summary	Jan. 07, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 661,388,000.00
Previously Paid Amount	0.00
Total Fee Amount	91,337.68
Total Offset Amount	0.00
Net Fee	$ 91,337.68
Final Prospectus	false